UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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dMY Squared Technology Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 (this “Amended Proxy Statement”) to the definitive proxy statement of dMY Squared Technology Group, Inc. (the “Company”) amends and restates in its entirety the definitive proxy statement which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 28, 2023 (the “Original Proxy Statement”). This Amended Proxy Statement is being filed to (1) postpone the Special Meeting from 9:30 a.m. Eastern Time, on December 13, 2023, to 11:00 a.m. Eastern Time, on January 2, 2024, and (2) revise the Extension Amendment Proposal (as defined in the Original Proxy Statement), pursuant to which, as described in the Amended Proxy Statement, our shareholders will consider and vote upon a proposal to amend the Company’s Amended and Restated Articles of Organization to extend the date by which the Company must consummate a business combination (the “Initial Extension”) from January 4, 2024 to January 29, 2024 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time (each, an “Additional Extension”), until up to December 29, 2025, provided that our sponsor, dMY Squared Sponsor, LLC, its affiliates or its designees will deposit into the trust account established by the Company in connection with its initial public offering as a loan (a “Contribution”), (i) on or before January 4, 2024, with respect to the Initial Extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an Additional Extension, with respect to each such Additional Extension, an amount of $50,000. The Extension Amendment Proposal, as described in the Original Proxy Statement, had originally contemplated one extension from January 4, 2024 to September 29, 2025, which is 36 months from the effective date of the registration statement relating to the IPO.

You should read this Amended Proxy Statement in its entirety and in place of the Original Proxy Statement. We will print and distribute to our shareholders this Amended Proxy Statement for consideration in lieu of the Original Proxy Statement.

The record date for determining the shareholders entitled to vote at the Special Meeting remains November 13, 2023. Shareholders who have already voted and who do not want to change their vote need not take any action. Shareholders who have already voted and who want to change their vote should revote their votes by following the instructions included in this Amended Proxy Statement. Shareholders who are entitled to vote and have not yet voted are encouraged to vote as soon as possible.

DMY SQUARED TECHNOLOGY GROUP, INC.

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

NOTICE OF SPECIAL MEETING

TO BE HELD ON JANUARY 2, 2024

TO THE SHAREHOLDERS OF DMY SQUARED TECHNOLOGY GROUP, INC.:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of shareholders of dMY Squared Technology Group, Inc. (the “Company,” “we,” “us” or “our”), to be held at 11:00 a.m. Eastern Time, on January 2, 2024. The Special Meeting will be held virtually, at https://www.cstproxy.com/dmysquaredtechnology/2023. At the Special Meeting, our shareholders will consider and vote upon the following proposals:

1.

To amend (the “Extension Amendment”) the Company’s Amended and Restated Articles of Organization (our “Charter”) pursuant to an amendment in the form set forth in Annex A to the accompanying amended proxy statement to extend the date (the “Deadline Date”) by which the Company must consummate a business combination (as defined below) (the “Initial Extension”) from January 4, 2024 (the “Current Outside Date”) to January 29, 2024 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time (each, an “Additional Extension” and, together with the Initial Extension, the “Extension”), until up to December 29, 2025 (the “Additional Extended Date”, and such proposal, the “Extension Amendment Proposal”).

2.

To amend (the “Founder Share Amendment”) the Charter pursuant to an amendment in the form set forth in Annex A of the accompanying amended proxy statement to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock” or “founder shares”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”) on a one-for-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).

3.

To amend (the “Redemption Limitation Amendment”) the Charter pursuant to an amendment in the form set forth in Annex A of the accompanying amended proxy statement to eliminate from the Charter (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”).

4.

To amend (the “Liquidation Amendment”) the Charter pursuant to an amendment in the form set forth in Annex A of the accompanying amended proxy statement to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement (the “Liquidation Amendment Proposal”).

5.

To amend (the “Trust Agreement Amendment”) the Company’s Investment Management Trust Agreement, dated October 4, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), pursuant to an amendment in the form set forth as Annex B to the accompanying amended proxy statement to reflect the Extension and the Liquidation Amendment (the “Trust Agreement Amendment Proposal”).

6.

To approve the adjournment of the Special Meeting to a later date or dates, or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption

Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal (together, the “Condition Precedent Proposals”) is cross-conditioned on the approval of the other proposals, and the approval of all such Condition Precedent Proposals is a condition to the implementation of the Extension Amendment, Founder Share Amendment, Redemption Limitation Amendment, Liquidation Amendment and Trust Agreement Amendment. Each of the Condition Precedent Proposals and the Adjournment Proposal are more fully described in the accompanying amended proxy statement. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/dmysquaredtechnology/2023. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CONDITION PRECEDENT PROPOSALS AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) in a more cost-effective manner. The Company currently has until January 4, 2024, or 15 months after the closing date of its initial public offering (the “IPO”), to complete a business combination under the Charter. The Company’s Charter also provides that the Company may, by resolution of its Board if requested by our sponsor, dMY Squared Sponsor, LLC (the “Sponsor”), extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing into the trust account (the “Trust Account”) established by the Company in connection with its IPO $631,900 in the aggregate (a “Prior Contribution”) for each extension, and, with respect to the second such extension, subject to the Company having announced a signed definitive agreement for a business combination. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that, in order for the Company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the business combination.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Deadline Date would extend from January 4, 2024 (the date which is 15 months from the closing date of the IPO) to January 29, 2024 (the date which is 16 months from the effective date of the registration statement relating to the IPO). Our Board would also have the right to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, up to December 29, 2025 (the date which is 39 months from the effective date of the registration statement relating to the IPO) without requiring an additional shareholder vote and by resolution of the Board. Our Sponsor, its affiliates or its designees will deposit into the Trust Account as a loan (a “Contribution”, and the Sponsor, its affiliates or designees making such Contribution, a “Contributor”), (i) on or before January 4, 2024, with respect to the Initial Extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to each such Additional Extension, an amount of $50,000 (each date on which a Contribution is to be deposited into the Trust Account, a “Contribution Date”). The maximum aggregate amount of Contributions will be up to $1,191,667. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon consummation of a business combination (the “Maturity Date”). If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. If the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented, no Contribution will occur, and the Sponsor does not intend to make a Prior Contribution to extend the Deadline Date further from January 4, 2024 to April 4, 2024, as required by the terms of our Charter. Accordingly, following January 4, 2024, the Company would be forced to liquidate.

The Company is listed on the NYSE American (the “NYSE American”). NYSE American Rules Section 119(b) requires that a special purpose acquisition company (a “SPAC”) complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement (the “NYSE American Deadline”), which, in the case of the Company, would be September 29, 2025. If the Extension Amendment is approved and the Board exercises its right to extend the life of the Company to the Additional Extended Date, such extension would extend the Company’s Deadline Date beyond the NYSE American Deadline. As a result, the contemplated Extension Amendment does not comply with NYSE American rules. We may be subject to suspension or delisting by the NYSE American on September 29, 2025 if the Board exercises its right to further extend the Deadline Date to the Additional Extended Date pursuant to the Extension Amendment. For more information see “Risk Factors – The Extension Amendment contemplated by the Extension Amendment Proposal contravenes NYSE American rules, and as a result, could lead the NYSE American to suspend trading in the Company’s securities or lead the Company to be delisted from the NYSE American. Further, the NYSE American may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain shareholders following any shareholder redemptions in connection with the Extension. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any shares of Class A common stock.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the shares of Class A common stock initially included in the units sold in our IPO (the “public shares”) would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with a business combination such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the “penny stock” rules of the U.S. Securities and Exchange Commission (the “SEC”). Because the public shares would not be deemed to be “penny stock” for so long as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Charter and prior to the Extended Date (including a date prior to January 4, 2024) or Additional Extended Date, as applicable, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date, as applicable. The Board believes that it is in the best interests of the Company and its shareholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the Trust Account and dissolve in accordance with applicable law and redeem all public shares.

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension and the Liquidation Amendment. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Condition Precedent Proposals, or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock (together with the Class A common stock, the “common stock”), including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal. As of the date of this amended proxy statement, our Sponsor holds 1,579,750 founder shares. The shares held by the Sponsor represent 20.0% of the Company’s outstanding common stock. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 3,554,439 public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. Approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal are a condition to the implementation of the Extension Amendment, Redemption Limitation Amendment, Liquidation Amendment and Trust Agreement Amendment, respectively.

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the Company’s outstanding Class B common stock voting separately as a single class. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Founder Share Amendment Proposal to approve such proposal. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy at the Special Meeting. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will need only 394,938 public shares (or about 5.0% of the outstanding common stock) to vote in favor of the Adjournment Proposal to approve such proposal.

Our Board has fixed the close of business on November 13, 2023 (the “record date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Condition Precedent Proposals, if approved by the requisite vote of shareholders, holders of public shares (“public shareholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public shareholders vote for or against the Condition Precedent Proposals, or do not vote at all, and regardless of whether the public shareholder holds such public shares on the record date. Public shareholders who wish to redeem their shares must follow the redemption procedures set forth in the accompanying amended proxy statement in order to validly redeem their shares. Our Sponsor has agreed to waive its redemption rights with respect to its founder shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s Charter.

If the Condition Precedent Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public shareholders who vote for the Condition Precedent Proposals and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable, or earlier if the Board determines to liquidate and wind up early pursuant to the Liquidation Amendment.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $10.61, for illustrative purpose, calculated as of November 13, 2023, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the NYSE American was $10.51. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.10 more than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, or indefinitely, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals.

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

After careful consideration of all relevant factors, our Board has determined that the Condition Precedent Proposals and, if presented, the Adjournment Proposal are advisable and in the best interests of the Company and our shareholders, and recommends that you vote or give instruction to vote “FOR” each of the Condition Precedent Proposals and, if presented, the Adjournment Proposal.

Enclosed is the amended proxy statement containing detailed information concerning the Condition Precedent Proposals, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Special Meeting.

December 11, 2023	By Order of the Board of Directors,

/s/ Niccolo de Masi
Niccolo de Masi
Chief Executive Officer and Director

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Condition Precedent Proposals and/or the Adjournment Proposal, and an abstention will have the same effect as voting against the applicable Condition Precedent Proposals, but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 2, 2024: This notice of meeting and the accompanying amended proxy statement are being made available on or about December 11, 2023 at https://www.cstproxy.com/dmysquaredtechnology/2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ET ON DECEMBER 28, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING AMENDED PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

DMY SQUARED TECHNOLOGY GROUP, INC.

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

AMENDED PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 2, 2024

The Special Meeting (the “Special Meeting”) of shareholders of dMY Squared Technology Group, Inc. (the “Company,” “we,” “us” or “our”), a Massachusetts corporation, will be held at 11:00 a.m. Eastern Time, on January 2, 2024. The Special Meeting will be held virtually, at https://www.cstproxy.com/dmysquaredtechnology/2023. At the Special Meeting, our shareholders will consider and vote upon the following proposals:

1.

To amend (the “Extension Amendment”) the Company’s Amended and Restated Articles of Organization (our “Charter”) pursuant to an amendment in the form set forth in Annex A to the accompanying amended proxy statement to extend the date (the “Deadline Date”) by which the Company must consummate a business combination (as defined below) (the “Initial Extension”) from January 4, 2024 (the “Current Outside Date”) to January 29, 2024 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time (each, an “Additional Extension” and, together with the Initial Extension, the “Extension”), until up to December 29, 2025 (the “Additional Extended Date”, and such proposal, the “Extension Amendment Proposal”).

2.

To amend (the “Founder Share Amendment”) the Charter pursuant to an amendment in the form set forth in Annex A of the accompanying amended proxy statement to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock” or “founder shares”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”) on a one-for-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).

3.

To amend (the “Redemption Limitation Amendment”) the Charter pursuant to an amendment in the form set forth in Annex A of the accompanying amended proxy statement to eliminate from the Charter (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”).

4.

To amend (the “Liquidation Amendment”) the Charter pursuant to an amendment in the form set forth in Annex A of the accompanying amended proxy statement to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement (the “Liquidation Amendment Proposal”).

5.

To amend (the “Trust Agreement Amendment”) the Company’s Investment Management Trust Agreement, dated October 4, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), pursuant to an amendment in the form set forth as Annex B to the accompanying amended proxy statement to reflect the Extension and the Liquidation Amendment (the “Trust Agreement Amendment Proposal”).

6.

To approve the adjournment of the Special Meeting to a later date or dates, or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption

Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal (together, the “Condition Precedent Proposals”) is cross-conditioned on the approval of the other proposals, and the approval of all such Condition Precedent Proposals is a condition to the implementation of the Extension Amendment, Founder Share Amendment, Redemption Limitation Amendment, Liquidation Amendment and Trust Agreement Amendment. Each of the Condition Precedent Proposals and the Adjournment Proposal is more fully described herein. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/dmysquaredtechnology/2023. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) in a more cost-effective manner. The Company currently has until January 4, 2024, or 15 months after the closing date of its initial public offering (the “IPO”), to complete a business combination under the Charter. The Company’s Charter also provides that the Company may, by resolution of its Board if requested by our sponsor, dMY Squared Sponsor, LLC (the “Sponsor”), extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing into the trust account (the “Trust Account”) established by the Company in connection with its IPO $631,900 in the aggregate (a “Prior Contribution”) for each extension, and, with respect to the second such extension, subject to the Company having announced a signed definitive agreement for a business combination. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that in order for the Company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the business combination.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Deadline Date would extend from January 4, 2024 (the date which is 15 months from the closing date of the IPO) to January 29, 2024 (the date which is 16 months from the effective date of the registration statement relating to the IPO). Our Board would also have the right to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, up to December 29, 2025 (the date which is 39 months from the effective date of the registration statement relating to the IPO) without requiring an additional shareholder vote and by resolution of the Board. Our Sponsor, its affiliates or its designees will deposit into the Trust Account as a loan (a “Contribution”, and the Sponsor, its affiliates or designees making such Contribution, a “Contributor”), (i) on or before January 4, 2024, with respect to the Initial Extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to each such Additional Extension, an amount of $50,000 (each date on which a Contribution is to be deposited into the Trust Account, a “Contribution Date”). The maximum aggregate amount of Contributions will be up to $1,191,667. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon consummation of a business combination (the “Maturity Date”). If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the

Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. If the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented, no Contribution will occur, and the Sponsor does not intend to make a Prior Contribution to extend the Deadline Date further from January 4, 2024 to April 4, 2024, as required by the terms of our Charter. Accordingly, following January 4, 2024, the Company would be forced to liquidate.

The Company is listed on the NYSE American (the “NYSE American”). NYSE American Rules Section 119(b) requires that a special purpose acquisition company (a “SPAC”) complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement (the “NYSE American Deadline”), which, in the case of the Company, would be September 29, 2025. If the Extension Amendment is approved and the Board exercises its right to extend the life of the Company to the Additional Extended Date, such extension would extend the Company’s Deadline Date beyond the NYSE American Deadline. As a result, the contemplated Extension Amendment does not comply with NYSE American rules. We may be subject to suspension or delisting by the NYSE American on September 29, 2025 if the Board exercises its right to further extend the Deadline Date to the Additional Extended Date pursuant to the Extension Amendment. For more information see “Risk Factors – The Extension Amendment contemplated by the Extension Amendment Proposal contravenes NYSE American rules, and as a result, could lead the NYSE American to suspend trading in the Company’s securities or lead the Company to be delisted from the NYSE American. Further, the NYSE American may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain shareholders following any shareholder redemptions in connection with the Extension. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any shares of Class A common stock.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the shares of Class A common stock initially included in the units sold in our IPO (the “public shares”) would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with a business combination such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the “penny stock” rules of the U.S. Securities and Exchange Commission (the “SEC”). Because the public shares would not be deemed to be “penny stock” for so long as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Charter and prior to the Extended Date (including a date prior to January 4, 2024) or Additional Extended Date, as applicable, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date, as applicable. The Board believes that it is in the best interests of the Company and its shareholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the Trust Account and dissolve in accordance with applicable law and redeem all public shares.

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension and the Liquidation Amendment. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Condition Precedent Proposals, or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock (together with the Class A common stock, the “common stock”), including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal. As of the date of this amended proxy statement, our Sponsor holds 1,579,750 founder shares. The shares held by the Sponsor represent 20.0% of the Company’s outstanding common stock. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 3,554,439 public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. Approval of the Condition Precedent Proposals are a condition to the implementation of the Extension Amendment, Redemption Limitation Amendment, Liquidation Amendment and Trust Agreement Amendment, respectively.

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the Company’s outstanding Class B common stock voting separately as a single class. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Founder Share Amendment Proposal to approve such proposal. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy at the Special Meeting. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will need only 394,938 public shares (or about 5.0% of the outstanding common stock) to vote in favor of the Adjournment Proposal to approve such proposal.

Our Board has fixed the close of business on November 13, 2023 (the “record date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Condition Precedent Proposals, if approved by the requisite vote of shareholders, holders of public shares (“public shareholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public shareholders vote for or against the Condition Precedent Proposals, or do not vote at all, and regardless of whether the public shareholder holds such public shares on the record date. Public shareholders who wish to redeem their shares must follow the redemption procedures set forth in the accompanying amended proxy statement in order to validly redeem their shares.

If the Condition Precedent Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public shareholders who vote for the Condition Precedent Proposals and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable, or earlier if the Board determines to liquidate and wind up early pursuant to the Liquidation Amendment.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $67,061,507.20 (including interest, but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $10.61, for illustrative purpose, calculated as of November 13, 2023, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the NYSE American was $10.51. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.10 more than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, or indefinitely, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals.

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Our Sponsor has agreed to waive its redemption rights with respect to its founder shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s Charter.

If the Condition Precedent Proposals are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date or Additional Extended Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date or Additional Extended Date, as applicable, if the Condition Precedent Proposals are approved.

Our Board has fixed the close of business on November 13, 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 6,319,000 outstanding shares of the Company’s Class A common stock and 1,579,750 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Condition Precedent Proposals. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal.

This amended proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

The statements contained in this amended proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this amended proxy statement may include, without limitation, statements about:

•	our ability to finance or consummate a business combination;

•	the anticipated benefits of an initial business combination;

•

our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our ability to maintain the listing of our securities on the NYSE American or another national securities exchange;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; or

•	our financial performance.

The forward-looking statements contained in this amended proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this amended proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire amended proxy statement, including the annexes to this amended proxy statement.

Why am I receiving this amended proxy statement?

This amended proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This amended proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting. This amended proxy statement replaces entirely the original proxy statement dated November 28, 2023. The Company is mailing this amended proxy statement to all shareholders of record as of November 13, 2023 to (1) postpone the Special Meeting from 9:30 a.m. Eastern Time, on December 13, 2023, to 11:00 a.m. Eastern Time, on January 2, 2024, and (2) revise the Extension Amendment Proposal. You should read this amended proxy statement in its entirety and in place of the original proxy statement.

The record date for determining the shareholders entitled to vote at the Special Meeting remains November 13, 2023. Shareholders who have already voted and who do not want to change their vote need not take any action. Shareholders who have already voted and who want to change their vote should revote their votes by following the instructions included in this amended proxy statement. Shareholders who are entitled to vote and have not yet voted are encouraged to vote as soon as possible.

Why is the Company holding the Special Meeting?

The Company is a blank check company incorporated in Massachusetts on February 15, 2022, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In connection with its formation, on March 16, 2022, the Company issued an aggregate of 2,875,000 founder shares to its Sponsor for an aggregate purchase price of $25,000. On September 8, 2022 and September 29, 2022, our Sponsor surrendered to the Company 718,750 founder shares and an additional 431,250 founder shares, respectively, for no consideration, resulting in the Sponsor owning 1,725,000 founder shares. In addition, on October 11, 2022, further to the underwriter’s partial exercise of the over-allotment option (as described below) and forfeiture of the remaining amount, our Sponsor forfeited 145,250 founder shares, resulting in an aggregate of 1,579,750 founder shares outstanding.

On October 4, 2022, the Company consummated its IPO of 6,000,000 units (the “units”), each consisting of one share of Class A common stock and one-half of one redeemable public warrant, at $10.00 per unit generating gross proceeds of $60,000,000. On October 7, 2022, the underwriter exercised its over-allotment option in part, and on October 11, 2022, the underwriter purchased 319,000 units at $10.00 per unit, generating gross proceeds of $3,190,000.

Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 2,840,000 private placement warrants (the “private placement warrants”), at a price of $1.00 per private placement warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $2,840,000. On October 11, 2022, simultaneously with the sale of the underwriters’ over-allotment units, the Company completed a further private placement of an additional 44,660 private placement warrants, at a price of $1.00 per private placement warrant to our Sponsor, generating gross proceeds of $44,660.

Following the closing of the IPO, a total of $64,137,850 from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Such funds will be held in the Trust Account until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our Charter. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. As described in more detail elsewhere in this amended proxy statement, in order to mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our discretion, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Following such liquidation of the assets in our Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before the Current Outside Date, or January 4, 2024.

The Company’s Charter currently provides that the Company may, by resolution of its Board if requested by the Sponsor, extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing into the Trust Account a Prior Contribution for each extension. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that, in order for the Company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to extend the Current Outside Date to the Extended Date, or January 29, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, until up to the Additional Extended Date, to allow for a period of additional time to consummate the business combination.

Therefore, our Board is submitting the proposals described in this amended proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Condition Precedent Proposals and, if presented, the Adjournment Proposal. The proposals are described below:

1.

Extension Amendment Proposal: To amend our Charter, pursuant to an Extension Amendment, to extend the Deadline Date from January 4, 2024 (the date which is 15 months from the closing date of the IPO) to January 29, 2024 (the date which is 16 months from the effective date of the registration statement relating to the IPO) and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, until up to the Additional Extended Date.

2.

Founder Share Amendment Proposal: To amend our Charter, pursuant to a Founder Share Amendment, to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock on a one-for-one basis at any time and from time to time at the election of the holder.

3.	Redemption Limitation Amendment Proposal: To amend our Charter, pursuant to a Redemption Limitation Amendment, to eliminate from the Charter the Redemption Limitation.

4.

Liquidation Amendment Proposal: To amend our Charter, pursuant to a Liquidation Amendment, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement.

5.	Trust Agreement Amendment Proposal: To amend our Trust Agreement, pursuant to a Trust Agreement Amendment, to reflect the Extension and Liquidation Amendment.

6.

Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date or dates, or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Condition Precedent Proposals or if we determine that additional time is necessary to effectuate the Extension.

The Company currently has until January 4, 2024, or 15 months after the closing date of its IPO, to complete a business combination under the Charter. The Company’s Charter also provides that the Company may, by resolution of its Board if requested by our Sponsor, extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing into the Trust Account $631,900 in the aggregate for each extension, and, with respect to the second such extension, subject to the Company having announced a signed definitive agreement for a business combination. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that, in order for the Company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the business combination.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Deadline Date would extend from January 4, 2024 (the date which is 15 months from the closing date of the IPO) to January 29, 2024 (the date which is 16 months from the effective date of the registration statement relating to the IPO). Our Board would also have the right to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, up to December 29, 2025 (the date which is 39 months from the effective date of the registration statement relating to the IPO) without requiring an additional shareholder vote and by resolution of the Board. Our Sponsor, its affiliates or its designees will deposit into the Trust Account as a loan, (i) on or before January 4, 2024, with respect to the Initial Extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to each such Additional Extension, an amount of $50,000. The maximum aggregate amount of Contributions will be up to $1,191,667. The Contributions will be evidenced by a Contribution Note and will be repayable by the Company upon the Maturity Date. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. If the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented, no Contribution will occur, and the Sponsor does not intend to make a Prior Contribution to extend the Deadline Date further from January 4, 2024 to April 4, 2024, as required by the terms of our Charter. Accordingly, following January 4, 2024, the Company would be forced to liquidate.

Each of the Condition Precedent Proposals is cross-conditioned on the approval of the other proposals. Unless each of the Condition Precedent Proposals are approved at the Special Meeting, the Extension Amendment will not be implemented.

What are the purposes of the Condition Precedent Proposals and the Adjournment Proposal?

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete a business combination in a more cost-effective manner. The Company currently has until January 4, 2024, or 15 months after the closing date of its IPO, to complete a business combination under the Charter. The Company’s Charter also provides that the Company may, by resolution of its Board if requested by the Sponsor, extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing a Prior Contribution into the Trust Account for each extension. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that, in order for the Company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to further extend the Current Outside Date to allow for a period of additional time to consummate the business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain shareholders following any shareholder redemptions in connection with the Extension. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any shares of Class A common stock.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with a business combination such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” for so long as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Charter and prior to the Extended Date (including a date prior to January 4, 2024) or Additional Extended Date, as applicable, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date, as applicable. The Board believes that it is in the best interests of the Company and its shareholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the Trust Account and dissolve in accordance with applicable law and redeem all public shares.

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension and the Liquidation Amendment. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Condition Precedent Proposals or if we determine that additional time is necessary to effectuate the Extension.

Each of the Condition Precedent Proposals is cross-conditioned on the approval of the other proposals, and the approval of all such Condition Precedent Proposals is a condition to the implementation of the Extension Amendment, Founder Share Amendment, Redemption Limitation Amendment, Liquidation Amendment and Trust Agreement Amendment.

The approval of the Condition Precedent Proposals will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date or Additional Extended Date, as applicable.

If the Condition Precedent Proposals are approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Condition Precedent Proposals are approved and the amount remaining in the Trust Account may be only a fraction of the $67,061,507.20 (including interest but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Deadline Date would extend from January 4, 2024 (the date which is 15 months from the closing date of the IPO) to January 29, 2024 (the date which is 16 months from the effective date of the registration statement relating to the IPO). Our Board would also have the right to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, up to December 29, 2025 (the date which is 39 months from the effective date of the registration statement relating to the IPO) without requiring an additional shareholder vote and by resolution of the Board. Our Sponsor, its affiliates or its designees will deposit into the Trust Account as a loan, (i) on or before January 4, 2024, with respect to the Initial Extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to each such Additional Extension, an amount of $50,000. The maximum aggregate amount of Contributions will be up to $1,191,667. The Contributions will be evidenced by a Contribution Note and will be repayable by the Company upon the Maturity Date. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, no Contribution will occur, and the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date or in the event we dissolve and liquidate prior to completing an initial business combination.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Condition Precedent Proposals.

The Sponsor has agreed to waive its redemption rights with respect to its founder shares and public shares in connection with a shareholder vote to approve an amendment to the Charter.

Why is the Company proposing the Condition Precedent Proposals and the Adjournment Proposal?

The Company’s Charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated within the Current Outside Date. The Company’s Charter also provides that the Company may, by resolution of its Board if requested by the Sponsor, extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing into the Trust Account a Prior Contribution for each extension. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that, in order for the Company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the business combination. Accordingly, the Company has determined to seek shareholder approval to extend the Current Outside Date to the Extended Date or Additional Extended Date, as applicable.

The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination in a more cost-effective manner. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain shareholders following any shareholder redemptions in connection with the Extension. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any shares of Class A common stock.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with a business combination such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” for so long as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Charter and prior to the Extended Date (including a date prior to January 4, 2024) or Additional Extended Date, as applicable, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date, as applicable. The Board believes that it is in the best interests of the Company and its shareholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the Trust Account and dissolve in accordance with applicable law and redeem all public shares.

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension and the Liquidation Amendment. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Condition Precedent Proposals or if we determine that additional time is necessary to effectuate the Extension.

Accordingly, our Board is proposing the Condition Precedent Proposals and, if necessary, the Adjournment Proposal, to allow the Company additional time to complete a business combination.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Why should I vote for the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

Our Board believes that our shareholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow the Company additional time to complete a business combination in a more cost-effective manner. The Extension Amendment and Trust Agreement Amendment would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the shareholders.

Our Charter provides that if our shareholders approve an amendment to our Charter (i) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date or (ii) with respect to any other material provisions of the Charter relating to shareholders’ rights or pre-initial business combination activity, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. This Charter provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter or if the Company proposed to amend any material provisions of the Charter relating to our shareholders’ rights prior to the business combination. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Founder Share Amendment Proposal?

Our Board believes that our shareholders will benefit from providing the ability to convert the founder shares at any time prior to a business combination. This flexibility may aid the Company in retaining investors necessary to continue to pursue a business combination.

Our Board recommends that you vote in favor of the Founder Share Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Redemption Limitation Amendment Proposal?

By eliminating from the Charter the Redemption Limitation, we allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” for so long as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Liquidation Amendment Proposal?

Our Board believes that shareholders will benefit by providing the Company additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with applicable law and redeem all public shares.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares in connection with the Extension, such holders will retain redemption rights in connection with an initial business combination or our earlier liquidation.

Our Board recommends that you vote in favor of the Liquidation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date or indefinitely in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals.

Our Board recommends that you vote in favor of the Adjournment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of the proposals. The Sponsor is not entitled to redeem the founder shares or any public shares held by it. On the record date, the Sponsor beneficially owned and was entitled to vote 1,579,750 founder shares, which represents 20.0% of the Company’s issued and outstanding common stock. Accordingly, in addition to the shares held by the Sponsor, the Company will need 3,554,439 public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals, and 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Founder Share Amendment Proposal to approve such proposal. Additionally, if all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will need only 394,938 public shares (or about 5.0% of the outstanding common stock) to vote in favor of the Adjournment Proposal to approve such proposal.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may (i) purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so, (ii) enter into transactions with investors or others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from investors or enter into non-redemption agreements in the future. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.61 per share, calculated based on the Trust Account amount as of the record date, and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Special Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Condition Precedent Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Condition Precedent Proposals and elected to redeem their shares for a portion of the Trust Account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Condition Precedent Proposals and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Condition Precedent Proposals and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the Condition Precedent Proposals and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal?

Approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, on the record date. As of the date of this amended proxy statement, the Sponsor holds approximately 20.0% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will need 3,554,439 public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals.

What vote is required to adopt the Founder Share Amendment Proposal?

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the Company’s outstanding Class B common stock voting separately as a single class. As of the date of this amended proxy statement, the Sponsor holds approximately 20.0% of the Company’s outstanding common stock. Accordingly, in addition to the shares held by the Sponsor, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Founder Share Amendment Proposal to approve such proposal. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy at the Special Meeting. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will need only 394,938 public shares (or about 5.0% of the outstanding common stock) to vote in favor of the Adjournment Proposal to approve such proposal.

What happens if I sell my public shares or units before the Special Meeting?

The November 13, 2023 record date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide by following the redemption procedures described elsewhere in this amended proxy statement.

What if I don’t want to vote for any of the Condition Precedent Proposals and/or the Adjournment Proposal?

If you do not want the Condition Precedent Proposals to be approved, you must abstain, not vote, or vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as votes against each of the Condition Precedent Proposals. If the Condition Precedent Proposals are approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal because they are not votes cast with respect to such proposal.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Initial Extension until the Extended Date and the Additional Extensions until the Additional Extended Date, as applicable and as described in this amended proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination. Under NYSE American Rules Section 119(b), within 36 months of the effectiveness of the initial public offering registration statement for a SPAC, or such shorter period that the company specifies in its registration statement, the company must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriter’s fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial business combination. If the Extension Amendment is approved and the Board exercises its right implement twenty (20) of the twenty-three (23) Additional Extensions, such extensions would extend our Deadline Date to 36 months after the effectiveness of our IPO registration statement, or the NYSE American Deadline. As a result, if we are unable to complete our business combination by such date, we believe we may not be permitted to implement the last three (3) of the twenty-three (23) extensions to further extend such date under NYSE American Rules and our securities will be suspended from listing on or about such date and may be subject to delisting, unless we can successfully appeal such delisting determination.

What happens if any of the Condition Precedent Proposals are not approved?

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date or in the event we dissolve and liquidate prior to completing an initial business combination.

The Sponsor has agreed to waive its redemption rights with respect to its founder shares and public shares in connection with a shareholder vote to approve an amendment to the Charter.

If the Condition Precedent Proposals are approved, what happens next?

If the Condition Precedent Proposals are approved, the Company will file an amendment to the Charter with the Secretary of the Commonwealth of Massachusetts in the form of Annex A hereto and will enter into an amendment to the Trust Agreement with the Trustee in the form of Annex B hereto. The implementation of the Extension Amendment would extend the Deadline Date to the Extended Date or Additional Extended Date, as applicable, and the Company will continue to attempt to consummate a business combination until such Extended Date or Additional Extended Date, as applicable (unless the Board determines to wind up our affairs early pursuant to the Liquidation Amendment). The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Condition Precedent Proposals are approved and the Extension Amendment is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

If the Condition Precedent Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by our Sponsor through the founder shares.

How are the funds in the Trust Account currently being held?

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating, among other things, to a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act. As indicated above, we completed our IPO on October 4, 2022 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. We may be unable to complete a business combination within 24 months after the effective date of the registration statement for our IPO (assuming that we were to amend our Charter to extend the amount of time we have to complete our initial business combination beyond the Current Outside Date). If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may, in our discretion, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO (assuming that we were to amend our Charter to extend the amount of time we have to complete our initial business combination beyond the Current Outside Date), or September 29, 2024, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash through a variable interest bearing account until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Amendment may receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Condition Precedent Proposals, then, assuming you are a shareholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to shareholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the Charter, as amended.

Who is the Company’s Sponsor?

The Company’s Sponsor is dMY Squared Sponsor, LLC, a Delaware limited liability company. The Sponsor currently owns an aggregate of 1,579,750 founder shares. Each of our officers and directors are among the members of the Sponsor, and Harry L. You is the manager of our Sponsor. Mr. You is a U.S. person and has voting and investment discretion with respect to the common stock held of record by our Sponsor.

When and where is the Special Meeting?

The Special Meeting will be held at 11:00 a.m. Eastern Time, on January 2, 2024, in virtual format. The Company’s shareholders may attend, vote and examine the list of shareholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/dmysquaredtechnology/2023 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Special Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 3916208#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

How do I attend the virtual Special Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting December 25, 2023 at 9:00 a.m. Eastern Time (five business days prior to the Special Meeting date). Enter the URL address into your browser https://www.cstproxy.com/dmysquaredtechnology/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. The transfer agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 3916208#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attn: Niccolo de Masi, Chief Executive Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the Condition Precedent Proposals and the Adjournment Proposal.

Because approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal require the affirmative vote of the shareholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, including those shares held as a constituent part of our units, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal. As of the date of this amended proxy statement, the shares held by the Sponsor represent 20.0% of the Company’s outstanding common stock. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 3,554,439 additional public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals.

Because approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the Company’s outstanding Class B common stock voting separately as a single class, abstentions and broker non-votes will have the same effect as votes against the Founder Share Amendment Proposal. As of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Founder Share Amendment Proposal to approve such proposal. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy at the Special Meeting. Abstentions and broker non-votes will have no effect on the Adjournment Proposal. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will need only 394,938 public shares (or about 5.0% of the outstanding common stock) to vote in favor of the Adjournment Proposal to approve such proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of each of the Condition Precedent Proposals and the Adjournment Proposal are considered non-routine matters.

For non-routine matters, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each of the Condition Precedent Proposals and the Adjournment Proposal. Broker non-votes will have the same effect as a vote AGAINST each of the Condition Precedent Proposals Proposal and will have no effect on the Adjournment Proposal.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on November 13, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the record date, 6,319,000 public shares and 1,579,750 shares of Class B common stock were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust

Company, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Condition Precedent Proposals?

The Company’s directors and executive officers have interests in the Condition Precedent Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Executive Officers.”

What if I object to any of the Condition Precedent Proposals and/or the Adjournment Proposal? Do I have appraisal rights?

Shareholders do not have appraisal rights in connection with any of the Condition Precedent Proposals or, if presented, the Adjournment Proposal under Section 13.02 of Chapter 156D of the Massachusetts Business Corporations Act (the “MBCA”).

What happens to the Company’s warrants if the Condition Precedent Proposals are approved?

If the Condition Precedent Proposals are approved and the Extension Amendment is implemented, the Company will continue its efforts to consummate a business combination until the Extended Date or Additional Extended Date, as applicable, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension Amendment is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the total number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Condition Precedent Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on December 28, 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, SPACredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Condition Precedent Proposals, or do not vote at all, and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on December 28, 2023 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholder should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Public shares that have not been tendered physically or electronically in accordance with these procedures prior to the redemption deadline will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Condition Precedent Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder following the determination that the Condition Precedent Proposals will not be approved (provided that, such physical certificates may not be returned to the shareholder if the Sponsor determines not to make deposits into the Trust Account to extend the Current Outside Date and the Company is instead forced to liquidate shortly thereafter). The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this amended proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $25,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the amended proxy statement or the enclosed proxy card you should contact:

dMY Squared Technology Group, Inc.

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

Attn: Niccolo de Masi

Telephone: (702) 781-4313

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: DMYY.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 30, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and Extension Amendment is implemented, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date or Additional Extended Date, as applicable. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may, in our discretion, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such change, we would likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to a safe harbor for SPACs such as from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. As indicated above, we completed our IPO on October 4, 2022 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. We may be unable to complete a business combination within 24 months after the effective date of the registration statement for our IPO (assuming that we were to amend our Charter to extend the amount of time we have to complete our initial business combination to or beyond 24 months from the closing of our IPO).

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may, in our discretion, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO (assuming that we are to amend our Charter to extend the amount of time we have to complete our initial business combination to or beyond 24 months from the closing of our IPO), or September 29, 2024, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., through a variable interest bearing account) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Amendment may receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

The ability of our public shareholders to exercise redemption rights if each of the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, and Liquidation Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if each of the Extension Amendment Proposal, Redemption Limitation Amendment, and Liquidation Amendment is approved. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their public shares if each of the Extension Amendment Proposal, Redemption Limitation Amendment, and Liquidation Amendment is approved.

The Extension Amendment contemplated by the Extension Amendment Proposal contravenes NYSE American rules, and as a result, could lead the NYSE American to suspend trading in the Company’s securities or lead the Company to be delisted from the NYSE American. Further, the NYSE American may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, units and warrants are listed on the NYSE American. After the Special Meeting, we may be required to demonstrate compliance with the NYSE American’s continued listing requirements in order to maintain the listing of our securities on the NYSE American. Such continued listing requirements for our securities include, among other things, having at least 300 shareholders, 200,000 publicly held shares and a market value of our listed publicly held securities of $1 million. In addition to objective standards, the NYSE American may delist our securities if, in their discretionary opinion: (i) our financial condition and/or operating results appear unsatisfactory; (ii) it appears that the extent of public distribution or the aggregate market value of the security has become so reduced as to make further dealings on NYSE American inadvisable; (iii) we sell or otherwise dispose of principal operating assets or cease to be an operating company; (iv) we fail to comply with the listing requirements of the NYSE American; or (v) any other event occurs or any condition exists which makes further dealings on the NYSE American unwarranted.

Additionally, we expect that if our Class A common stock fails to meet the NYSE American’s continued listing requirements, our units and warrants will fail to meet the NYSE American’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of the NYSE American’s continued listing requirements following the Special Meeting and any related shareholder redemptions of our shares of Class A common stock. If our securities do not meet the NYSE American’s continued listing requirements, the NYSE American may delist our securities from trading on its exchange.

Further, NYSE American Rules Section 119(b) requires that a SPAC complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in our case, would be September 29, 2025. If the Extension Amendment is approved and the Board exercises its right implement twenty (20) of the twenty-three (23) Additional Extensions, such extensions would extend our Deadline Date to 36 months after the effectiveness of our IPO registration statement, or the NYSE American Deadline. As a result, if we are unable to complete our business combination by such date, we believe we may not be permitted to implement the last three (3) extensions to further extend such date under NYSE American Rules. As a result, the Extension Amendment does not comply with NYSE American Rules Section 119(b). There is a risk that trading in our securities may be suspended and we may be subject to delisting by the NYSE American on the NYSE American Deadline if the Board exercises its right to further extend the Extended Date to up to the Additional Extended Date pursuant to the Extension Amendment. We cannot assure you that the NYSE American will not delist our securities in the event the Extension Amendment Proposal is approved and the Extension Amendment is implemented and we do not complete one or more business combinations by the NYSE American Deadline or that we would be able to successfully appeal such delisting determination.

If the NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

if we have less than $5,000,001 net tangible assets as a result of redemptions and the removal of the Redemption Limitation, a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock and warrants are listed on the NYSE American, our units, Class A common stock and warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE American, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a new 1% U.S. federal excise tax on certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations (each, a “covered corporation”) (the “Excise Tax”). Because we are a Massachusetts corporation and our securities are traded on the NYSE American, we are a “covered corporation” within the meaning of the IR Act. The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax.

On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) published Notice 2023-2, which provided clarification on some aspects of the application of the Excise Tax, including with respect to some transactions in which SPACs typically engage. In the notice, the Treasury appears to have intended to exempt from the Excise Tax any distributions by a covered corporation in the same year it completely liquidates, which may include those that occur in connection with redemptions, but such guidance is far from clear. On June 29, 2023, the U.S. Internal Revenue Service issued Announcement 2023-18, which provides that, prior to the time specified in the forthcoming regulations, taxpayers are not required to report or pay the Excise Tax. However, this suspension of the reporting and payment of the Excise Tax is temporary. Consequently, a substantial risk remains that any redemptions by us, including those made in connection with the Extension, would be subject to the Excise Tax, including in circumstances where we either engage in a business combination in 2024 in which we do not issue shares sufficient to offset our redemptions in 2024 or we liquidate later in 2024.

Because the application of the Excise Tax is not entirely clear, any repurchase effected by us, including any redemptions treated as repurchases in connection with the Extension, the initial business combination or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax on a redemption of public shares or other stock issued by us would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with our initial business combination, the Extension or otherwise (iii) the structure of the initial business combination, (iv) the nature and amount of any “PIPE” or other equity issuances by us (whether in connection with the initial business combination or otherwise) within the same taxable year of a redemption treated as a repurchase of stock, and (v) the content of forthcoming regulations and other guidance from the U.S. Department of the Treasury. The Excise Tax would be payable by us, and not by the redeeming holder, and the mechanics of any required reporting and payment of the Excise Tax have not yet been determined. In the event that the Condition Precedent Proposals are approved and the Extension Amendment is implemented as described in this amended proxy statement, funds in our Trust Account, including any interest earned thereon, will not be used to pay for any Excise Tax liabilities with respect to any redemptions that occur prior to or in connection with a business combination or liquidation of the Company. The imposition of the Excise Tax could cause a reduction in the cash available on hand to complete an initial business combination or for effecting redemptions and may affect our ability to complete an initial business combination.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 11:00 a.m. Eastern Time, on January 2, 2024. The Special Meeting will be held virtually, at https://www.cstproxy.com/dmysquaredtechnology/2023. At the Special Meeting, the shareholders will consider and vote upon the following proposals.

1.

The Extension Amendment Proposal: To amend our Charter, pursuant to an Extension Amendment, to extend the Deadline Date from January 4, 2024 (the date which is 15 months from the closing date of the IPO) to January 29, 2024 (the date which is 16 months from the effective date of the registration statement relating to the IPO) and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, until up to the Additional Extended Date.

2.

The Founder Share Amendment Proposal: To amend our Charter, pursuant to a Founder Share Amendment, to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock on a one-for-one basis at any time and from time to time at the election of the holder.

3.	The Redemption Limitation Amendment Proposal: To amend our Charter, pursuant to a Redemption Limitation Amendment, to eliminate from the Charter the Redemption Limitation.

4.

The Liquidation Amendment Proposal: To amend our Charter, pursuant to a Liquidation Amendment, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement.

5.	The Trust Agreement Amendment Proposal: To amend our Trust Agreement, pursuant to a Trust Agreement Amendment, to reflect the Extension and the Liquidation Amendment.

6.

The Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date or dates, or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Condition Precedent Proposals or if we determine that additional time is necessary to effectuate the Extension.

The Company currently has until January 4, 2024, or 15 months after the closing date of its IPO, to complete a business combination under the Charter. The Company’s Charter also provides that the Company may, by resolution of its Board if requested by our Sponsor, extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing into the Trust Account $631,900 in the aggregate for each extension, and, with respect to the second such extension, subject to the Company having announced a signed definitive agreement for a business combination. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that, in order for the Company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the business combination.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Deadline Date would extend from January 4, 2024 (the date which is 15 months from the closing date of the IPO) to January 29, 2024 (the date which is 16 months from the effective date of the registration statement relating to the

IPO). Our Board would also have the right to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, up to December 29, 2025 (the date which is 39 months from the effective date of the registration statement relating to the IPO) without requiring an additional shareholder vote and by resolution of the Board. Our Sponsor, its affiliates or its designees will deposit into the Trust Account as a loan, (i) on or before January 4, 2024, with respect to the Initial Extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to each such Additional Extension, an amount of $50,000. The maximum aggregate amount of Contributions will be up to $1,191,667. The Contributions will be evidenced by a Contribution Note and will be repayable by the Company upon the Maturity Date. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. If the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented, no Contribution will occur, and the Sponsor does not intend to make a Prior Contribution to extend the Deadline Date further from January 4, 2024 to April 4, 2024, as required by the terms of our Charter. Accordingly, following January 4, 2024, the Company would be forced to liquidate.

Each of the Condition Precedent Proposals is cross-conditioned on the approval of the other proposals. Unless each of the Condition Precedent Proposals are approved at the Special Meeting, the Extension Amendment will not be implemented.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on November 13, 2023, the record date for the Special Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 7,898,750 outstanding shares of common stock, each of which entitles its holder to cast one vote per share.

Votes Required

Approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, outstanding on the record date. As of the date of this amended proxy statement, the shares held by the Sponsor represent 20.0% of the Company’s outstanding common stock. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 3,554,439 additional public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals.

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the Company’s outstanding Class B common stock voting separately as a single class. Accordingly, in addition to the shares held by the Sponsor, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Founder Share Amendment Proposal to approve such proposal. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy at the Special Meeting. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will need only 394,938 public shares (or about 5.0% of the outstanding common stock) to vote in favor of the Adjournment Proposal to approve such proposal.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to each of the Condition Precedent Proposals and will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Broker non-votes will have the same effect as “AGAINST” votes with respect to each of the Condition Precedent Proposals and will have no effect on the Adjournment Proposal.

If you do not want the Condition Precedent Proposals to be approved, you must abstain, not vote, or vote against such proposals.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal.

Voting

You can vote your shares at the Special Meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the internet as described above, you will designate Niccolo de Masi and Harry L. You to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this amended proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person by attending the Special Meeting virtually.

A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Condition Precedent Proposals and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to DMYY.info@investor.morrowsodali.com.

Shareholders who hold their shares in “street name,” meaning a broker or other nominee is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with Niccolo de Masi, Chief Executive Officer, at dMY Squared Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the shareholders at the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $25,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: DMYY.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this amended proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s shareholders do not have appraisal rights under the MBCA in connection with the proposals to be voted on at the Special Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this amended proxy statement. The form of proxy accompanying this amended proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Our telephone number at such address is (702) 781-4313.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Massachusetts on February 15, 2022. In connection with our formation, on March 16, 2022, we issued an aggregate of 2,875,000 founder shares to our Sponsor for an aggregate purchase price of $25,000. On September 8, 2022 and September 29, 2022, our Sponsor surrendered to us 718,750 founder shares and an additional 431,250 founder shares, respectively, for no consideration, resulting in our Sponsor owning 1,725,000 founder shares. In addition, on October 11, 2022, further to the underwriter’s partial exercise of the over-allotment option (as described below) and forfeiture of the remaining amount, our Sponsor forfeited 145,250 founder shares, resulting in an aggregate of 1,579,750 founder shares outstanding.

On October 4, 2022, we consummated our IPO of 6,000,000 units, and on October 7, 2022, 319,000 units were issued to the underwriters as a result of their exercise of their over-allotment option in part. Each unit consists of one share of Class A common stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating total gross proceeds of $63,190,000.

Simultaneously with the consummation of the IPO, we completed the private placement of an aggregate of 2,840,000 private placement warrants to our Sponsor at a purchase price of $1.00 per private placement warrant, generating gross proceeds of $2,840,000. On October 11, 2022, simultaneously with the sale of the underwriters’ over-allotment units, we completed a further private placement of an additional 44,660 private placement warrants, at a price of $1.00 per private placement warrant, to our Sponsor, generating gross proceeds of $44,660. Each whole warrant is exercisable to purchase one whole share of Class A common stock at $11.50 per share.

As of the record date, the Company has approximately $67,061,507.20 of cash in the Trust Account.

The Extension Amendment

The Company is proposing to amend its Charter to extend the date by which the Company must consummate a business combination to the Extended Date or Additional Extended Date, as applicable.

The purpose of the Extension Amendment Proposal is to provide us additional time to complete a business combination in a more cost-effective manner. The Company currently has until the Current Outside Date, which is January 4, 2024, to complete a business combination under the Charter. The Company’s Charter also provides that the Company may, by resolution of its Board if requested by the Sponsor, extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing a Prior Contribution into the Trust Account for each extension. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that in order for the company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to further extend the Current Outside Date to allow for a period of additional time to consummate the business combination so that our shareholders have the opportunity to participate in our future investment. Approval of the Condition Precedent Proposals are a condition to the implementation of the Extension Amendment.

If the Condition Precedent Proposals are approved, the Extension Amendment would extend the Deadline Date until the Extended Date, and would allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, until up to the Additional Extended Date.

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date or in the event we dissolve and liquidate prior to completing an initial business combination.

A copy of the proposed amendment to the Company’s Charter is attached to this amended proxy statement as Annex A.

Reasons for the Extension Amendment Proposal

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete a business combination in a more cost-effective manner. The Company currently has until January 4, 2024, or 15 months after the closing date of its IPO, to complete a business combination under the Charter. The Company’s Charter also provides that the Company may, by resolution of its Board if requested by the Sponsor, extend the period of time to consummate a business combination twice by an additional three (3)-month period (for a total of 21 months to complete a business combination), subject to the Sponsor depositing a Prior Contribution into the Trust Account for each extension. If the Extension Amendment Proposal is not approved, the Sponsor would need to deposit Prior Contributions into the Trust Account prior to January 4, 2024 to extend the Company’s liquidation date to April 4, 2024, and prior to April 4, 2024 to extend the Company’s liquidation date to July 4, 2024, in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. The Sponsor does not intend to deposit such Prior Contributions into the Trust Account. Accordingly, following January 4, 2024, the Company would be forced to liquidate. The Company’s Board believes that, in order for the Company to have additional time to complete a business combination in a more cost effective manner, it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the business combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Condition Precedent Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Condition Precedent Proposals.

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate an initial business combination by the

Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that any of the Condition Precedent Proposals are not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Condition Precedent Proposals are approved, the Company will file an amendment to the Charter with the Secretary of the Commonwealth of Massachusetts in the form of Annex A hereto to extend the time the Company has to complete a business combination up until the Extended Date or Additional Extended Date, as applicable. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination up until the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Deadline Date would extend from January 4, 2024 (the date which is 15 months from the closing date of the IPO) to January 29, 2024 (the date which is 16 months from the effective date of the registration statement relating to the IPO). Our Board would also have the right to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time, up to December 29, 2025 (the date which is 39 months from the effective date of the registration statement relating to the IPO) without requiring an additional shareholder vote and by resolution of the Board. Our Sponsor, its affiliates or its designees will deposit into the Trust Account as a loan, (i) on or before January 4, 2024, with respect to the Initial Extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to each such Additional Extension, an amount of $50,000. The maximum aggregate amount of Contributions will be up to $1,191,667. The Contributions will be evidenced by a Contribution Note and will be repayable by the Company upon the Maturity Date. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. If the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented, no Contribution will occur, and the Sponsor does not intend to make a Prior Contribution to extend the Deadline Date further from January 4, 2024 to April 4, 2024, as required by the terms of our Charter. Accordingly, following January 4, 2024, the Company would be forced to liquidate.

Each of the Condition Precedent Proposals is cross-conditioned on the approval of the other proposals. Unless each of the Condition Precedent Proposals are approved at the Special Meeting, the Extension Amendment will not be implemented.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

If the Condition Precedent Proposals are approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Condition Precedent Proposals are approved and the amount remaining in the Trust Account may be only a fraction of the $67,061,507.20 (including interest but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Additionally, the Company is listed on the NYSE American. NYSE American Rules Section 119(b) requires that a SPAC complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, would be September 29, 2025. If the Extension Amendment is approved and the Board exercises its right to extend the life of the Company to the Additional Extended Date, such extension would extend the Company’s Deadline Date beyond the NYSE American Deadline. As a result, the contemplated Extension Amendment does not comply with NYSE American rules. We may be subject to suspension or delisting by the NYSE American on September 29, 2025 if the Board exercises its right to further extend the Deadline Date to the Additional Extended Date pursuant to the Extension Amendment. For more information see “Risk Factors — The Extension Amendment contemplated by the Extension Amendment Proposal contravenes NYSE American rules, and as a result, could lead the NYSE American to suspend trading in the Company’s securities or lead the Company to be delisted from the NYSE American. Further, the NYSE American may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”

Redemption Rights

If the Condition Precedent Proposals are approved, and the Extension Amendment is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

If the Condition Precedent Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public shareholders who vote for the Condition Precedent Proposals and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable, or earlier if the Board determines to liquidate and wind up early pursuant to the Liquidation Amendment.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON DECEMBER 28, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CONDITION PRECEDENT PROPOSALS AND ELECTION.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Condition Precedent Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on December 28, 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, SPACredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Condition Precedent Proposals, or do not vote at all, and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Public shares that have not been tendered physically or electronically in accordance with these procedures prior to the redemption deadline will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Condition Precedent Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the total number of then outstanding public shares. Based on the amount in the Trust Account as of the record date, this would amount to approximately $10.61 per share. The closing price of the common stock on the NYSE American on November 13, 2023, the record date, was $10.51. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.10 more than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on December 28, 2023 (two business days before the scheduled vote at the Special Meeting).

Liability of our Sponsor and Public Shareholders

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share (or such greater amount if additional funds have been deposited in the Trust Account in connection with the extension of the period of time the Company has to consummate a business combination) and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share (or such greater amount if additional funds have been deposited in the Trust Account in connection with the extension of the period of time the Company has to consummate a business combination) due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that our Sponsor would be able to satisfy those obligations.

Under the MBCA, shareholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public shareholders upon the redemption of our public shares in the event we do not complete our initial business combination by the applicable Deadline Date may be considered a liquidating distribution under Massachusetts law. If a corporation complies with certain procedures set forth in Sections 14.06, 14.07 and 14.08 of the MBCA intended to ensure that it makes reasonable provision for all claims against it, any liability of shareholders with respect to a liquidating distribution is limited to the lesser of such shareholder’s pro rata share of the claim or the amount distributed to the shareholder within three years of dissolution, and any liability of the shareholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following the Deadline Date in the event we do not complete our initial business combination and, therefore, we do not intend to comply with the foregoing procedures.

We plan to make adequate provision, by payment or otherwise, for all of the Company’s then existing and reasonable foreseeable debts, liabilities and obligations, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our shareholders may extend beyond the third anniversary of such date.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved but the Company wishes to continue its existence past the Current Outside Date, then, in accordance with the Charter, the Sponsor will need to deposit a Prior Contribution of $631,900 into the Trust Account to extend the Company’s liquidation date from January 4, 2024 to April 4, 2024 in order for the Company to continue its efforts to complete a business combination after the Current Outside Date. Further, if the Company chooses to extend the liquidation for an additional three-months thereafter, the Sponsor will need to deposit a second Prior Contribution of $631,900 into the Trust Account in order to further extend the liquidation date from April 4, 2024 to July 4, 2024, subject to the Company having announced a signed definitive agreement for a business combination;

•

If the Extension Amendment, the Founder Share Amendment, the Redemption Limitation Amendment, the Liquidation Amendment or the Trust Agreement Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the Company will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding public shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the 1,579,750 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.16 per share, will be worthless (as the Sponsor has waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $16,603,172.50 based on the last sale price of the public shares of $10.51 on the NYSE American on November 13, 2023 (the record date);

•

If any of the Condition Precedent Proposals are not approved, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the purchase agreement governing the private placement warrants, the 2,840,000 private placement warrants purchased by our Sponsor for an aggregate investment of $2,840,000, or $1.00 per private placement warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value of approximately $227,200 based on the last sale price of the public warrants of $0.08 on the NYSE American on November 13, 2023 (the record date);

•

Even if the trading price of the Class A common stock were as low as $1.81 per share, the aggregate market value of the founder shares (without taking into account the value of the private placement warrants held by the Sponsor) would be approximately equal to the initial investment in the Company by our Sponsor (excluding any contribution pursuant to the Overfunding Loans, as described below). As a result, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if any of the Condition Precedent Proposals are not approved and the Company liquidates without completing its initial business combination before January 4, 2024, the Sponsor will lose its entire investment in us, including the $25,000 purchase price for the founder shares and the $2,840,000 purchase price for the private placement warrants.

•

Substantially concurrently with the closing of the IPO, the Sponsor extended an overfunding loan to the Company in an aggregate amount of $900,000 (the “Overfunding Loan”). On October 11, 2022, simultaneously with the sale of the over-allotment units, the Sponsor extended a further overfunding loan to the Company in an aggregate amount of $47,850 (the “Additional Overfunding Loan” and, together with the Overfunding Loan, the “Overfunding Loans”), for an aggregate outstanding principal amount of $947,850 that was deposited in the Trust Account. The Overfunding Loans will be repaid upon the closing of the initial business combination or converted into shares of Class A common stock at a conversion price of $10.00 per share of Class A common stock (or a combination of both), at the Sponsor’s discretion. If the Company does not complete an initial business combination, it will not repay the Overfunding Loans from amounts held in the Trust Account, and its proceeds will be distributed to the public shareholders; however, the Company may repay the Overfunding Loans if there are funds available outside the Trust Account to do so. As of the date of this amended proxy statement, there is an aggregate amount of $947,850 outstanding under the Overfunding Loans.

•

Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of: (i) $10.15 per public share (or such greater amount if additional funds have been deposited in the Trust Account in connection with the extension of the period of time the Company has to consummate a business combination) and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share (or such greater amount if additional funds have been deposited in the Trust Account in connection with the extension of the period of time the Company has to consummate a business combination) due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•

All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and a business combination, and for advances and loans made to the Company. As of the date hereof, the Company has received a total of $947,850 in advances and loans from the Sponsor (constituting the Overfunding Loans), and has an outstanding balance of $40,000 owed to the Sponsor for office space, administrative and support services, and such loans, advances and out-of-pocket expenses remain outstanding as of the date of this amended proxy statement. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if a business combination is not completed.

Additionally, if the Condition Precedent Proposals are approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Condition Precedent Proposals are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•

partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the status and activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Amounts treated as dividends that the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations if the requisite holding period is satisfied. Under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to non-corporate U.S. Holders may constitute “qualified dividend income” that will be subject to tax at the preferential tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to public shares prevents a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. Holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Shareholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)

the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)

such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)

the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Extension Amendment Proposal. As of the date of this amended proxy statement, the shares held by the Sponsor represent 20.0% of the Company’s outstanding common stock. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 3,554,439 additional public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Condition Precedent Proposals are a condition to the implementation of the Extension Amendment. Abstentions or the failure to vote on the Extension Amendment Proposal will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate an initial business combination by the Current Outside Date, in accordance with its Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of the proposals. The Sponsor is not entitled to redeem the founder shares or any public shares held by it. On the record date, the Sponsor beneficially owned and was entitled to vote 1,579,750 founder shares, which represents 20.0% of the Company’s issued and outstanding common stock. Accordingly, in addition to the shares held by the Sponsor, the Company will need 3,554,439 additional public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may (i) purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so, (ii) enter into transactions with investors or others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from investors or enter into non-redemption agreements in the future. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.61 per share, calculated based on the Trust Account amount as of the record date and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Special Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Condition Precedent Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against any of the Condition Precedent Proposals and elected to redeem their shares for a portion of the Trust Account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PROPOSAL NO. 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of the Company’s Class B common stock to convert such Class B common stock into Class A common stock on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder.

Upon conversion of the Class B common stock to Class A common stock, such Class A common stock converted from Class B common stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement, dated October 4, 2022, by and among the Company, the Sponsor and each of the executive officers and directors of the Company (the “Letter Agreement”). Additionally, the Class A common stock converted from Class B common stock will be subject to all of the restrictions applicable to Class B common stock under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B common stock until the earlier to occur of: (A) one (1) year after the completion of an initial business combination and (B) subsequent to the completion of an initial business combination, (x) if the closing price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least one hundred fifty (150) days after the initial business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their common stock for cash, securities or other property.

A copy of the proposed amendment to the Charter is attached to this amended proxy statement as Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s Charter provides that the Class B common stock automatically converts into Class A common stock on a one-for-one basis, concurrently with or immediately following the consummation of a business combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B common stock the option to convert their shares into Class A common stock at any time prior to the business combination. This flexibility may aid the Company in retaining investors necessary to continue to pursue an initial business combination.

If the Founder Share Amendment Proposal is Not Approved

The Founder Share Amendment is conditioned on the approval of each of the other Condition Precedent Proposals. Therefore, our Board will abandon and not implement the Founder Share Amendment unless our shareholders approve each of the Condition Precedent Proposals.

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date or in the event we dissolve and liquidate prior to completing an initial business combination.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Condition Precedent Proposals are not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Founder Share Amendment Proposal is Approved

The Founder Share Amendment is conditioned on the approval of each of the other Condition Precedent Proposals. If each of the Condition Precedent Proposals are approved, the Company will file the amendment to the Charter with the Secretary of the Commonwealth of Massachusetts in the form of Annex A hereto to effectuate the Liquidation Amendment. The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date or Additional Extended Date, as applicable.

Required Vote

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the Company’s outstanding Class B common stock voting separately as a single class. Abstentions or the failure to vote on the Founder Share Amendment Proposal will have the same effect as a vote “AGAINST” the Founder Share Amendment Proposal.

You are not being asked to vote on any proposed business combination at this time. If the Condition Precedent Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PROPOSAL NO. 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company may not consummate a business combination unless the Company has net tangible assets of at least $5,000,001.

Reasons for the Redemption Limitation Amendment Proposal

The purpose of the Redemption Limitation was to ensure that the Company would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to remove the Redemption Limitation. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to the Company being listed on the NYSE American (Rule 3a51-1(a)(2)) (the “Exchange Rule”).

As disclosed in our IPO prospectus, the Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation in the Charter was to ensure that through the consummation of a business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the NYSE American and have been listed on the NYSE American since the consummation of its IPO. The Company believes that the NYSE American has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Charter is unnecessary.

If the Redemption Limitation Amendment Proposal is Approved

The Redemption Limitation Amendment is conditioned on the approval of each of the other Condition Precedent Proposals. If each of the Condition Precedent Proposals are approved, the Company will file the amendment to the Charter with the Secretary of the Commonwealth of Massachusetts in the form of Annex A hereto to eliminate the Redemption Limitation and effectuate the Extension Amendment. The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date or Additional Extended Date, as applicable.

If we redeem our public shares in an amount in excess of the current Redemption Limitation and our securities do not meet NYSE American’s continued listing requirements, NYSE American may delist our securities from trading on its exchange. If NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stock” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our public shares, units and warrants qualify as covered securities under such statute. If we were no longer listed on NYSE American, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation would apply to redemptions made in connection with the Extension and the Company’s business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with a business combination such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Charter would prevent the Company from being able to consummate a business combination even if all other conditions to closing are met.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON DECEMBER 28, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT, THE FOUNDER SHARE AMENDMENT, THE REDEMPTION LIMITATION AMENDMENT, THE LIQUIDATION AMENDMENT AND THE TRUST AGREEMENT AMENDMENT AND THE ELECTION.

As of November 13, 2023, there was approximately $67,061,507.20 in the Trust Account. If the Condition Precedent Proposals are approved and the Company extends the business combination period to the Extended Date, the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.61 per share, calculated based on the Trust Account amount as of the record date, at the time of the Special Meeting (not including accrued interest less taxes paid or payable).

Our Board will abandon and not implement the Redemption Limitation Amendment Proposal unless our shareholders approve the Condition Precedent Proposals. This means that unless both proposals are approved by the shareholders, none of these proposals will take effect. Notwithstanding shareholder approval of the Condition Precedent Proposals, our Board will retain the right to abandon and not implement the Charter amendments at any time before the effectiveness thereof without any further action by our shareholders.

Required Vote

The affirmative vote of holders of at least 65% of the Company’s outstanding Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Redemption Limitation Amendment Proposal. As of the date of this amended proxy statement, the shares held by the Sponsor represent 20.0% of the Company’s outstanding common stock. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 3,554,439 additional public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Redemption Limitation Amendment Proposal to approve such proposal. Approval of the Condition Precedent Proposals are a condition to the implementation of the Redemption Limitation Amendment. Abstentions or the failure to vote on the Redemption Limitation Amendment Proposal will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment Proposal.

You are not being asked to vote on any proposed business combination at this time. If the Condition Precedent Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PROPOSAL NO. 4 — THE LIQUIDATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to permit the Board, in its sole discretion, to elect to wind up its operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement.

The purpose of the Liquidation Amendment is to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with applicable law and redeem all public shares.

Reasons for the Liquidation Amendment Proposal

The Board believes that it is in the best interests of our shareholders to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with law and redeem all public shares. Our Board believes that the Company and our shareholders will benefit from not having to hold their public shares for an unreasonably long period of time if our Board determines, in its sole discretion, that we are unable to identify a prospective target, or if our board otherwise determines that it would be in the best interests of the Company and our shareholders to consummate an early Liquidation.

If the Liquidation Amendment Proposal is Not Approved

Shareholder approval of the Condition Precedent Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Liquidation Amendment unless our shareholders approve the Condition Precedent Proposals.

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date or in the event we dissolve and liquidate prior to completing an initial business combination.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Condition Precedent Proposals are not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Liquidation Amendment Proposal is Approved

The Liquidation Amendment is conditioned on the approval of each of the other Condition Precedent Proposals. If each of the Condition Precedent Proposals are approved, the Company will file the amendment to the Charter with the Secretary of the Commonwealth of Massachusetts in the form of Annex A hereto to effectuate the Liquidation Amendment. The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date or Additional Extended Date, as applicable.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Liquidation Amendment Proposal. As of the date of this amended proxy statement, the shares held by the Sponsor represent 20.0% of the Company’s outstanding common stock. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 3,554,439 additional public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Liquidation Amendment Proposal to approve such proposal. Approval of the Condition Precedent Proposals are a condition to the implementation of the Liquidation Amendment. Abstentions or the failure to vote on the Liquidation Amendment Proposal will have the same effect as a vote “AGAINST” the Liquidation Amendment Proposal.

You are not being asked to vote on any proposed business combination at this time. If the Condition Precedent Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Recommendation

After careful consideration of all relevant factors, our Board has determined that the Liquidation Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Liquidation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PROPOSAL NO. 5 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Trust Agreement as set forth in Annex B of this amended proxy statement. The Company entered into the Trust Agreement in connection with the IPO and a potential business combination. The Trust Agreement Amendment would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal and reflect the Liquidation Amendment.

Reasons for the Trust Agreement Amendment Proposal

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension and the Liquidation Amendment. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

If the Trust Agreement Amendment Proposal is Not Approved

Shareholder approval of the Condition Precedent Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Condition Precedent Proposals.

If any of the Condition Precedent Proposals are not approved, or if the Extension Amendment is not implemented, the Sponsor does not intend to make a Prior Contribution into the Trust Account to extend the Current Outside Date. Accordingly, if the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date or in the event we dissolve and liquidate prior to completing an initial business combination.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Condition Precedent Proposals are not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Trust Agreement Amendment Proposal is Approved

The Trust Agreement Amendment is conditioned on the approval of each of the other Condition Precedent Proposals. If each of the Condition Precedent Proposals are approved, the Company will enter into an amendment to the Trust Agreement with the Trustee in the form of Annex B hereto and the Extension will be implemented, as described above under “If the Extension Amendment Proposal is Approved.” The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date or Additional Extended Date, as applicable.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Trust Agreement Amendment Proposal. As of the date of this amended proxy statement, the shares held by the Sponsor represent 20.0% of the Company’s outstanding common stock. Accordingly, as of the date of this amended proxy statement, in addition to the shares held by the Sponsor, the Company will need 3,554,439 additional public shares (or about 45.0% of the outstanding common stock) to be voted in favor of the Trust Agreement Amendment Proposal to approve such proposal. Approval of the Condition Precedent Proposals are a condition to the implementation of the Trust Agreement Amendment. Abstentions or the failure to vote on the Trust Agreement Amendment Proposal will have the same effect as a vote “AGAINST” the Trust Agreement Amendment Proposal.

You are not being asked to vote on any proposed business combination at this time. If the Condition Precedent Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Agreement Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Trust Agreement Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, or indefinitely, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Condition Precedent Proposals. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date or indefinitely in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s shareholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 2,369,626 public shares (or about 30.0% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will need only 394,938 public shares (or about 5.0% of the outstanding common stock) to vote in favor of the Adjournment Proposal to approve such proposal.

You are not being asked to vote on any proposed business combination at this time. If the Condition Precedent Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of November 13, 2023, the record date of the Special Meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this amended proxy statement.

The beneficial ownership of our common stock is based on 7,898,750 shares of common stock issued and outstanding as of November 13, 2023, consisting of 6,319,000 shares of Class A common stock and 1,579,750 founder shares.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A COMMON STOCK	NUMBER OF SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED(2)	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS B COMMON STOCK	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors and Executive Officers
Harry L. You(3)	—	—	1,579,750	100.00%	20.00%
Niccolo de Masi	—	—	—	—	—
Darla Anderson	—	—	—	—	—
Francesca Luthi	—	—	—	—	—
Constance Weaver	—	—	—	—	—
Charles Wert	—	—	—	—	—
All executive officers and directors as a group (six individuals)	—	—	1,579,750	100.00%	20.00%
Five Percent Holders
dMY Squared Sponsor, LLC (the Sponsor)(3)	—	—	1,579,750	100.00%	20.00%
Balyasny Asset Management L.P.(4)	475,000	7.52%	—	—	6.01%
Shaolin Capital Management LLC(5)	500,000	7.91%	—	—	6.33%
Periscope Capital Inc.(6)	402,000	6.36%	—	—	5.09%
Wealthspring Capital LLC(7)	624,350	9.88%	—	—	7.90%
Polar Asset Management Partners Inc.(8)	599,000	9.48%	—	—	7.58%
Centiva Capital, LP(9)	500,390	7.92%	—	—	6.34%
Sandia Investment Management, L.P.(10)	599,000	9.48%	—	—	7.58%

(1)

The principal business address of each of the following entities or individuals, unless otherwise stated below, is c/o dMY Squared Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(2)

Interests shown consist of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a ratio as specified in the Company’s Charter, which is currently one-to one basis, subject to amendment of our Charter and adjustment upon the completion of our initial business combination.

(3)

Represents shares held by our Sponsor. Each of our officers and directors are among the members of the Sponsor, and Harry L. You is the manager of our Sponsor. Mr. You has voting and investment discretion with respect to the common stock held of record by our Sponsor. Each of our officers and directors other than Mr. You disclaims any beneficial ownership of any shares held by the Sponsor.

(4)

According to a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Balyasny Asset Management L.P., BAM GP LLC, Balyasny Asset management Holdings LP, Dames GP LLC and Dmitry Balyasny, the address of the business office of such reporting persons is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(5)

According to a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Shaolin Capital Management LLC, the address of the business office of such reporting person is 230 NW 24th Street, Suite 603, Miami, Florida 33127.

(6)

According to a Schedule 13G filed with the SEC on February 13, 2023 on behalf of Periscope Capital Inc., the address of the business office of such reporting person is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(7)

According to a Schedule 13G/A filed with the SEC on February 10, 2023 on behalf of Wealthspring Capital LLC, Matthew Simpson and David Gallers, the address of the business office of such reporting persons is 2 Westchester Park Drive, Suite 108, West Harrison, New York 10604.

(8)

According to a Schedule 13G filed with the SEC on February 9, 2023 on behalf of Polar Asset Management Partners Inc., the address of the business office of such reporting person is 16 York Street, Suite 2900, Toronto, Ontario, Canada M5J 0E6.

(9)

According to a Schedule 13G filed with the SEC on February 6, 2023 on behalf of Centiva Capital, LP and Centiva Capital GP, LLC, the address of the business office of such reporting persons is 55 Hudson Yards, Suite 22A, New York, New York 10001.

(10)

According to a Schedule 13G filed with the SEC on October 11, 2022 on behalf of Sandia Investment Management L.P. and Timothy J. Sichler, the address of the business office of such reporting persons is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s amended proxy statement. Upon written or oral request, the Company will deliver a separate copy of the amended proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, (702) 781-4313, Attn: Niccolo de Masi, Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this amended proxy statement, at no cost, and you may ask any questions you may have about the Condition Precedent Proposals or the Adjournment Proposal by contacting us at the following address or telephone number:

dMY Squared Technology Group, Inc.

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

Attn: Niccolo de Masi

Telephone: (702) 781-4313

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: DMYY.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 26, 2023 (one week prior to the date of the Special Meeting).

ANNEX A

PROPOSED ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED

ARTICLES OF ORGANIZATION

OF

DMY SQUARED TECHNOLOGY GROUP, INC.

(1)	Exact name of the Corporation: dMY Squared Technology Group, Inc.

(2)	Registered Office Address: 44 School Street, Suite 505, Boston, MA 02108.

(3)	These articles of amendment affect article(s): IV

(4)	Date adopted:

(5)	Approved by:

(check appropriate box)

☐	the incorporators.

☐	the board of directors without shareholder approval and shareholder approval was not required.

☒	the board of directors and the shareholders in the manner required by law and the articles of organization.

(6)

State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions or implementing the exchange, reclassification or cancellation of issued shares.

1.	The text of Section A 4(a) of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated in its entirety to read as follows:

“(a) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (a) at any time and from time to time at the election of the holder thereof or (b) automatically concurrently with or immediately following the closing of the Business Combination (as defined below).”

2.	The text of Section F 1(b) of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2022, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Shareholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 16 months from the effective date of the Registration Statement, which date may be extended by resolution of the Corporation’s Board of Directors up to twenty-three (23) times for an additional one (1) month each time (each, an “Additional Extension”), to up to 39 months from the effective date of the Registration Statement; provided that the Sponsor (or its affiliates or designees) will deposit into the Trust Account as a loan (a “Contribution”, and the Sponsor, its affiliates or designees making such Contribution, a “Contributor”), one business day following the public announcement by the

Corporation disclosing that the Board of Directors has determined to implement an Additional Extension, with respect to each such Additional Extension, an amount equal to $50,000, in exchange of a non-interest bearing, unsecured convertible promissory note to the Contributor repayable by the Corporation upon consummation of a Business Combination, and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of these Articles as described in Section F 7 of this Article IV. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Shareholders”.”

3.	The text of Section F 2(a) of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated in its entirety to read as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections F 2(b) and 2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section F 2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in these Articles, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

4.	The text of Section F 2(d) of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination within 16 months from the effective date of the Registration Statement, which date may be extended by resolution of the Corporation’s Board of Directors up to twenty-three (23) times for an additional one (1) month each time (provided that the Contributor has made the Contribution), to up to 39 months from the effective date of the Registration Statement (or such earlier date as determined by the Board of Directors and included in a public announcement), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem one hundred percent (100%) of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the MBCA to provide for claims of creditors and other requirements of applicable law.”

5.	The text of Section F 2(e) of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated in its entirety to read as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a shareholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a shareholder meeting held to consider such initial Business Combination.”

6.	Section F 2(f) of Article IV of the Amended and Restated Articles of Organization is hereby deleted in its entirety.

7.	The text of Section F 4 of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated in its entirety to read as follows:

“Share Issuances. Except in connection with the conversion of Class B common stock into Class A common stock pursuant to Section A 4 of Article IV where the holders of such shares of Class B common stock have waived any right to receive funds from the Trust Account, prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote as a class with the Class A Common Stock on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Section F of Article IV.”

8.	The text of Section F 7 of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated to read in its entirety as follows:

“Additional Redemption Rights. If, in accordance with Section F 1(a), any amendment is made to these Articles (a) to modify the substance or timing of the Corporation’s obligation to redeem one hundred percent (100%) of the Offering Shares if the Corporation has not consummated an initial Business Combination within 16 months from the effective date of the Registration Statement, which date may be extended by resolution of the Corporation’s Board of Directors up to twenty-three (23) times for an additional one (1) month each time, to up to 39 months from the effective date of the Registration Statement (provided that the Contributor has made the Contribution), or (b) with respect to any other material provisions of these Articles relating to shareholders’ rights or pre-initial Business Combination activity, the Public Shareholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”

(7)	The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: [N/A].

DMY SQUARED TECHNOLOGY GROUP, INC.

Name: Harry L. You Title: President

ANNEX B

PROPOSED AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2023, to the Investment Management Trust Agreement is made by and between dMY Squared Technology Group, Inc., a Massachusetts corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Trustee”).

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 4, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, the Company’s Amended and Restated Articles of Organization (our “Charter”) provides that if a Business Combination (as defined herein) is not consummated within fifteen (15) months following the closing of the Company’s initial public offering, the Company may extend such period by two extensions with each extension being three (3)-month periods for up to a maximum of six (6) months in the aggregate, subject to dMY Squared Sponsor, LLC or its affiliates or permitted designees depositing $0.10 per share of Class A common stock of the Company sold in the initial public offering, or $631,900 in the aggregate, into the Trust Account no later than five (5) days’ prior to the fifteen (15)-month and the eighteen (18)-month anniversary of the initial public offering for each three (3)-month extension;

WHEREAS, at a special meeting of the Company’s shareholders held on January 2, 2024 (the “Special Meeting”), the Company’s shareholders holding at least 65% of the outstanding shares of common stock of the Company, voting together as a single class, approved, among other proposals, (i) a proposal to amend the Charter to extend the date by which the Company must consummate a business combination from January 4, 2024, to January 29, 2024 (the “Extended Date”), and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date up to twenty-three (23) times for an additional one (1) month each time (each, an “Additional Extension”), until up to December 29, 2025 (the “Additional Extended Date”), provided that the Sponsor (or its affiliates or designees) will deposit into the Trust Account as a loan (a “Contribution”, and the Sponsor, its affiliates or designees making such Contribution, a “Contributor”), one business day following the public announcement by the Company disclosing that the Board has determined to implement an Additional Extension, with respect to each such Additional Extension, an amount equal to $50,000, in exchange of a non-interest bearing, unsecured convertible promissory note to the Contributor repayable by the Company upon consummation of a Business Combination, (ii) a proposal to amend the Charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement, and (iii) a proposal to amend the Trust Agreement to make corresponding changes;

WHEREAS, the parties desire to amend the Trust Agreement to reflect the shareholder-approved amendments; and

WHEREAS, capitalized terms used but not defined herein have the meanings ascribed to them in the Trust Agreement.

NOW THEREFORE, IT IS AGREED:

1. The text of Section 1(c) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(c) In a timely manner, upon the written instruction of the Company, (i) hold funds uninvested, (ii) hold funds in an interest-bearing bank demand deposit account, or (iii) invest and reinvest the Property in solely United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as

amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder and while invested or uninvested, the Trustee may earn bank credits or other consideration.”

2. The text of Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Co-Chief Executive Officers, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Underwriter, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that if a Termination Letter has not been received by the Trustee prior to January 29, 2024, which date may be extended, in accordance with the Company’s Articles and by resolution of the Board, up to twenty-three (23) times for an additional one (1) month each time, to up to December 29, 2025, provided that the Contributor has made the Contribution (each as defined in the Company’s Articles), or such earlier date as may be determined by the Board in its sole discretion and included in a public announcement (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of the Last Date;”.

3. Section 1(l) of the Trust Agreement is hereby deleted in its entirety and replaced with the following:

“[omitted]”

4. Footnote 1 of Exhibit B is hereby amended and restated in its entirety to read as follows:

“The Last Date or such later date upon an extension as may be approved by the Company’s shareholders in accordance with the Company’s Articles.”

5. Exhibit E is hereby deleted in its entirety.

6. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

7. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

8. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Sections 6(c) and 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

9. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

DMY SQUARED TECHNOLOGY GROUP, INC.

By:
Name:
Title:

THE SPECIAL MEETING OF SHAREHOLDERS OF DMY SQUARED TECHNOLOGY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Harry L. You and Niccolo de Masi (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of dMY Squared Technology P Group, Inc. (the “Company”), a Massachusetts corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting of shareholders of the Company to be held on January 2, 2023 at 11:00 a.m. Eastern Time virtually, at R https://www.cstproxy.com/dmysquaredtechnology/2023 (the “Special Meeting”), and at any adjournments O and/or postponements thereof. X The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies Y for the Special Meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, signed and dated on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 2, 2024. This notice of Special Meeting and the accompanying proxy statement are available at: https://www.cstproxy.com/dmysquaredtechnology/2023.

DMY SQUARED TECHNOLOGY GROUP, INC. — Please as indicated mark vote in X this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. 1. To amend (the “Extension Amendment”) the FOR AGAINST ABSTAIN 4. To amend (the “Liquidation Amendment”) FOR AGAINST ABSTAIN Company’s Amended and Restated Articles of the Charter pursuant to an amendment in the Organization (our “Charter”) pursuant to an form set forth in Annex A of the accompanying amendment in the form set forth in Annex A to proxy statement to permit the Company’s the accompanying proxy statement to extend board of directors (the “Board”), in its sole the date (the “Deadline Date”) by which the discretion, to elect to wind up the Company’s Company must consummate a business operations on an earlier date than the combination (as defined in the accompanying Extended Date as determined by the Board proxy statement) (the “Extension”) from and included in a public announcement (the January 4, 2024 (the “Current Outside Date”) “Liquidation Amendment Proposal”). to January 29, 2024 (the “Extended Date”) without requiring 5. To amend (the “Trust Agreement FOR AGAINST ABSTAIN the Company to make any deposit into the Amendment”) the Company’s Investment trust account (the “Trust Account”) Management Trust Agreement, dated October established by the Company in connection 4, 2022 (the “Trust Agreement”), by and with its initial public offering (the “IPO”, and between the Company and Continental Stock such proposal, the “Extension Amendment Transfer & Trust Company (the “Trustee”), Proposal”). pursuant to an amendment in the form set 2. To amend (the “Founder Share Amendment”) FOR AGAINST ABSTAIN forth as Annex B to the accompanying proxy the Charter pursuant to an amendment in the statement to reflect the Extension and the form set forth in Annex A of the accompanying Liquidation Amendment (the “Trust proxy statement to provide for the right of a Agreement Amendment Proposal”). holder of Class B common stock of the 6. To approve the adjournment of the Special FOR AGAINST ABSTAIN Company, par value $0.0001 per share Meeting to a later date or dates, or indefinitely, (“Class B common stock” or “founder if necessary, to permit further solicitation and shares”) to convert their shares of Class B vote of proxies in the event that there are common stock into shares of Class A common insufficient votes to approve the Extension stock of the Company, par value $0.0001 per Amendment Proposal, the Founder Share share (“Class A common stock”) on a one- Amendment Proposal, the Redemption for-one basis at any time and from time to time Limitation Amendment Proposal, the at the election of the holder (the “Founder Liquidation Amendment Proposal and the Share Amendment Proposal”). Trust Agreement Amendment Proposal or if 3. To amend (the “Redemption Limitation FOR AGAINST ABSTAIN we determine that additional time is necessary Amendment”) the Charter pursuant to an to effectuate the Extension (the amendment in the form set forth in Annex A of “Adjournment Proposal”). the accompanying proxy statement to eliminate from the Charter (i) the limitation that the Company may not redeem public shares in Dated: , 2023 an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination (Signature) unless the Company has net tangible assets of at least $5,000,001 (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”). (Signature if held Jointly) When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by an authorized person. A vote to abstain will not be treated as a vote on the relevant proposal. The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s).